UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02653

Dreyfus Bond Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/18

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Municipal Bond Fund

ANNUAL REPORT August 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Municipal Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Bond Fund, covering the 12-month period from September 1, 2017 through August 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The 12-month period started on solid footing which gave way to a shifting landscape. Through February of 2018, major global economies appeared to be in lock-step as they moved towards less accommodative monetary policy and concurrent growth. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trek across sectors and market caps. Interest rates rose across the curve putting pressure on bond prices, but sectors such as investment grade and high yield corporates, non-U.S. dollar denominated bonds and emerging market debt, were able to outperform like-duration U.S. Treasuries.

In February, the first rumblings of discontent shook equity markets. Global growth and monetary policy paths began to diverge. Non-U.S. economies weakened. Momentum sputtered, and equities began to struggle. Emerging market debt, non-U.S. denominated bonds and corporate debt gave up much of the performance earned earlier in the period. Long-term U.S. interest rates started to fall. The shockwave ended in April and pressure on U.S. equity markets eased, allowing U.S. equity markets to end the 12-month period with double-digit gains.

Despite new concerns regarding trade, U.S. inflationary pressures and global growth, we are optimistic that U.S. consumer spending, corporate earnings, and economic data will remain strong in the near term. However, we will stay attentive to signs that might signal possible changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
September 17, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2017 through August 31, 2018, as provided by Daniel Marques and Daniel Rabasco, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2018, Dreyfus Municipal Bond Fund achieved a total return of 0.52%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), produced a total return of 0.49%.2

Municipal bonds generally produced marginally positive total returns over the reporting period which experienced rising interest rates, continued steady overall demand from traditional investors seeking higher yields, and supply dynamics shifting favorably due to tax reform. The fund produced a higher return than the Index, mainly due to overweighted exposure and favorable security selection within higher-yielding revenue-backed bonds.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 75% of its assets in municipal bonds rated A or higher or the unrated equivalent as determined by Dreyfus. The fund may invest up to 25% of its assets in municipal bonds rated below A or the unrated equivalent as determined by Dreyfus, including bonds rated below investment-grade quality (“high yield” or “junk” bonds). The dollar-weighted average maturity of the fund’s portfolio is not restricted, but normally exceeds 10 years.

We focus on identifying undervalued sectors and securities and minimize the use of interest-rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market.

• Actively trading among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Tax Reform and Hunger for Yield Drive Municipal Market Behavior

Municipal bonds encountered bouts of volatility, particularly through the middle of the reporting period. The uncertainty surrounding potential market implications of the passage of tax reform, coupled with a monthly record number of new issues put upward pressure on yields and downward pressure on prices. However, market weakness proved temporary, and municipal bonds generally rebounded as volatility waned during the

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

second half of the reporting period. Demand from individuals in high-tax states increased significantly as the search for immunization against the newly imposed tax restrictions on state and local tax deductions provided a catalyst. Conversely, tax cuts to corporations has softened institutional demand for municipal bonds, particularly from banks and property and casualty insurance companies, as companies perceive less of a need to seek out tax-advantaged investments in the wake of lower tax rates. As the economy remains strong, tax revenues continue to support the underlying financial conditions of many municipalities, reducing the perceived risk of lending money to these entities.

In this historically low rate environment, investors continue to display yield-seeking behavior, emphasizing lower-quality credits and longer-maturity profiles. The trend towards longer-maturity bonds is exacerbated by the Federal Reserve’s (the “Fed”) consistent increases of the federal funds rate. These increases have driven up the short part of the yield curve. This activity, in conjunction with demand on the long end, has caused the yield curve to flatten. This flattening action has detracted from bond returns through the five-year portion of the curve. In addition to seeking longer-maturity securities, investors are opting for lower-quality credit, purchasing bonds in the lower investment grade and high yield credit sectors. This demand is supporting prices in these sectors and contributing to spread compression.

Revenue-Backed Bonds and Lower-Quality Instruments Support Fund Results

The fund’s performance compared to the Index was supported during the reporting period by overweight exposure to higher-yielding revenue-backed bonds and underweighted positions among general obligation bonds. Results were particularly favorable from bonds backed by hospitals and airports, as well as tobacco securitization bonds. Successful security selection during the reporting period also bolstered returns. In particular, selection of New York, District of Columbia, and Ohio tobacco bonds helped results, as did Jefferson County, Alabama Sewer bonds. In addition, exposure to A- and BBB-rated bonds was additive.

Although disappointments proved relatively mild during the reporting period, overweight exposure to municipal bonds with maturities in the 5- to 10-year range weighed on relative performance. This is the section of the curve where the effect of rising rates was most pronounced. Other laggards included higher-quality, lower-yielding bonds in the AAA and AA space.

A Constructive Investment Posture

Market volatility surrounding the enactment of tax reform legislation and rising short-term interest rates appears to have eased and favorable supply-and-demand dynamics have resumed. As the economy remains strong, we anticipate continued support of issuer fundamentals. Rates may continue to rise. As the calendar year rolls over, we suspect seasonal effects may contribute to market volatility as supply increases and reinvestment demand falls. This may cause spreads to widen and create more attractive buying opportunities.

Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding revenue bonds and advantageous yield curve positioning. In addition, we remain judiciously diversified across credit buckets.

Currently, we are modestly overweight to lower-investment-grade credits, which offer attractive yield potential and solid fundamental issuer profiles. We will continue to seek out individual credits with favorable return profiles and select investment opportunities which support liquidity within the fund.

September 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2  Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S.-dollar-denominated long-term tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bond funds involve increased credit and liquidity risk compared with higher-quality bond funds. Below-investment-grade bonds are considered speculative as to the continuing ability of an issuer to make interest payments and repay principal.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

Auction-rate securities include preferred shares of closed-end funds, long-term debt issued by municipalities, and many other taxable and tax-exempt issuers. The dividend rates on these securities generally reset through bank-managed auctions periodically, including periods ranging from 7 days to 35 days.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Municipal Bond Fund and the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Municipal Bond Fund on 8/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses. The Index covers the U.S.-dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/18
	1 Year	5 Years	10 Years
Fund	0.52%	4.30%	4.06%
Bloomberg Barclays U.S. Municipal Bond Index	0.49%	4.12%	4.32%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Bond Fund from March 1, 2018 to August 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2018

Expenses paid per $1,000†	$3.66
Ending value (after expenses)	$1,016.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2018

Expenses paid per $1,000†	$3.67
Ending value (after expenses)	$1,021.58

† Expenses are equal to the fund’s annualized expense ratio of .72%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.5%
Alabama - 2.9%
Birmingham-Jefferson Civic Center Authority, Special Tax Revenue Bonds, Series 2018 B	5.00	7/1/43	7,500,000		8,368,425
Black Belt Energy Gas District, Gas Prepay Revenue Bonds, 1 Month LIBOR + .90%	2.31	12/1/23	5,000,000	[a]	5,000,000
Jefferson County, Revenue Bonds, Refunding	5.00	9/15/35	2,500,000		2,819,575
Jefferson County, Senior Lien Sewer Revenue Bonds Warrants (Insured; Assured Guaranty Municipal Corp.)	0/6.60	10/1/42	20,000,000	[b]	17,541,000
Lower Alabama Gas District, Gas Project Revenue Bonds	5.00	9/1/28	3,300,000		3,816,648
				37,545,648
Arizona - .6%
La Paz County Industrial Development Authority, Education Facility LR (Charter Schools Solutions-Harmony Public Schools Project)	5.00	2/15/46	1,500,000	[c]	1,580,910
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health)	5.00	1/1/31	1,750,000		2,021,338
Pima County Industrial Development Authority, IDR (Tucson Electric Power Company Project)	5.25	10/1/40	4,185,000		4,439,490
				8,041,738
California - 4.2%
California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Refunding Bonds (Kern County Tobacco Funding Corporation)	5.00	6/1/34	5,295,000		5,655,484
California Health Facilities Financing Authority, Revenue Bonds (Sutter Health)	5.00	11/15/46	6,750,000		7,619,400
California State Public Works Board, LR (Various Capital Projects)	5.00	11/1/38	2,500,000		2,806,925
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Series 2018 A	5.25	12/1/48	1,800,000	[c]	1,986,012

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
California - 4.2% (continued)
Golden State Tobacco Securitization Corporation, Revenue Bonds	5.00	6/1/28	3,265,000	3,766,275
Los Angeles Department of Airports, Senior Revenue Bonds (Los Angeles International Airport)	5.00	5/15/33	5,000,000	5,545,600
San Diego County Regional Airport Authority, Senior Airport Revenue Bonds	5.00	7/1/43	6,000,000	6,546,060
San Francisco City and County Airport Commission, Second Series Revenue Bonds (San Francisco International Airport)	5.00	5/1/41	12,500,000	13,891,000
University of California Regents, Medical Center Pooled Revenue Bonds	5.00	5/15/43	5,000,000	5,506,000
				53,322,756
Colorado - 3.7%
City and County of Denver, Airport System Subordinate Revenue Bonds	5.25	11/15/43	6,000,000	6,675,120
City and County of Denver, Airport System Subordinate Revenue Bonds	5.50	11/15/27	6,000,000	6,865,200
Colorado Health Facilities Authority, Revenue Bonds (Catholic Health Initiatives)	5.00	2/1/41	5,175,000	5,346,396
Colorado Health Facilities Authority, Revenue Bonds (Catholic Health Initiatives)	5.25	1/1/45	4,315,000	4,617,050
Denver City & County School District, GO	5.50	12/1/41	1,550,000	1,863,348
Denver City and County , Airport Revenue Bonds, Refunding, Series 2018 A	5.00	12/1/48	5,000,000	5,590,250
Denver Convention Center Hotel Authority, Convention Center Hotel Senior Revenue Bonds	5.00	12/1/36	1,315,000	1,448,131
Denver Convention Center Hotel Authority, Revenue Bonds	5.00	12/1/27	3,860,000	4,386,465
Dominion Water & Sanitation District, Revenue Bonds	5.75	12/1/36	3,500,000	3,704,995
Dominion Water and Sanitation District, Tap Fee Revenue Bonds	6.00	12/1/46	500,000	530,675

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
Colorado - 3.7% (continued)
E-470 Public Highway Authority, Senior Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	0.00	9/1/20	6,740,000	[d] 6,474,646
				47,502,276
Connecticut - 2.2%
Connecticut, GO	5.00	6/15/35	1,000,000	1,109,260
Connecticut, GO	5.00	6/15/34	1,020,000	1,134,985
Connecticut, GO	5.00	10/15/25	10,600,000	11,676,536
Connecticut, Special Tax Obligation Revenue Bonds (Transportation Infrastructure Purposes)	5.00	9/1/33	6,000,000	6,550,140
Connecticut, Special Tax Obligation Revenue Bonds (Transportation Infrastructure Purposes)	5.00	10/1/29	2,500,000	2,747,175
Hartford County Metropolitan District, Clean Water Project Revenue Bonds (Green Bonds)	5.00	11/1/34	5,025,000	5,573,931
				28,792,027
District of Columbia - 1.4%
District of Columbia Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds	0.00	6/15/46	25,100,000	[d] 4,451,987
Metropolitan Washington Airports Authority, Airport System Revenue Bonds	5.00	10/1/35	2,000,000	2,251,240
Metropolitan Washington Airports Authority, Airport Systems Revenue Bonds	5.00	10/1/38	4,000,000	4,556,520
Metropolitan Washington D.C. Airports Authority, Airport Systems Revenue Bonds	5.00	10/1/28	4,000,000	4,383,200
Metropolitan Washington D.C. Airports Authority, Airport Systems Revenue Bonds	5.00	10/1/35	2,000,000	2,274,720
				17,917,667
Florida - 6.9%
Broward County, Airport System Revenue Bonds	5.00	10/1/47	5,000,000	5,590,900
Broward County, Port Facilities Revenue Bonds	5.00	9/1/22	4,000,000	4,336,760

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.5% (continued)
Florida - 6.9% (continued)
Central Expressway Authority, Revenue Bonds, Refunding (Insured; Build America Mutual Assurance Company)	5.00	7/1/38	2,500,000		2,839,275
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue Bonds	5.00	6/1/25	30,000,000		34,418,400
Gainesville Utilities System, Revenue Bonds	5.00	10/1/37	2,000,000		2,301,880
Jacksonville Electric Authority, Electric System Revenue Bonds, Refunding	5.00	10/1/27	795,000		892,737
Jacksonville Electric Authority, Water and Sewer System Revenue Bonds, Refunding	5.00	10/1/29	1,220,000		1,387,225
Miami Beach, Stormwater Revenue Bonds, Refunding	5.00	9/1/47	7,000,000		7,593,880
Miami Beach Redevelopment Agency, Tax Increment Revenue Bonds (City Center/Historic Convention Village)	5.00	2/1/35	1,500,000		1,682,025
Miami-Dade County, Aviation Revenue Bonds (Miami International Airport)	5.38	10/1/35	5,000,000	[e]	5,333,400
Miami-Dade County, Seaport Revenue Bonds	5.50	10/1/42	3,500,000		3,894,835
Orlando Utilities Commission Utility System, Revenue Bonds (Series 2018 Project)	5.00	10/1/38	3,000,000		3,452,820
Palm Beach County Health Facilities Authority, Revenue Bonds (Acts Retirement-Life Communities)	5.00	11/15/45	11,500,000		12,708,880
Pinellas County Health Facilities Authority, Health System Revenue Bonds (BayCare Health System Issue) (Insured; National Public Finance Guarantee Corp.)	2.94	11/15/23	2,250,000	[f]	2,250,000
				88,683,017
Georgia - 2.9%
Atlanta, Water and Wastewater Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.25	11/1/34	1,190,000		1,235,184
Main Street Natural Gas Incorporated, Gas Supply Revenue Bonds, 1 Month LIBOR + .75%	2.16	9/1/23	7,500,000	[a]	7,466,175

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
Georgia - 2.9% (continued)
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.00	1/1/28	8,400,000	9,488,220
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.00	1/1/21	7,705,000	8,208,599
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.75	1/1/20	1,000,000	1,002,280
Private Colleges & Universities Authority, Revenue Bonds (Emory University)	5.00	10/1/43	8,875,000	9,809,804
				37,210,262
Hawaii - .4%
Hawaii Airports System, Revenue Bonds, Series 2018 A	5.00	7/1/43	5,000,000	5,618,600
Idaho - .6%
Power County Industrial Development Corporation, SWDR (FMC Corporation Project)	6.45	8/1/32	7,625,000	7,652,831
Illinois - 8.3%
Chicago, General Airport Senior Lien Revenue Bonds (Chicago O'Hare International Airport)	5.00	1/1/29	6,185,000	6,824,838
Chicago, Second Lien Water Revenue Bonds	5.00	11/1/28	7,200,000	8,129,016
Chicago, Second Lien Water Revenue Bonds	5.00	11/1/27	2,695,000	2,979,835
Chicago Board of Education, GO Notes (Insured; Assured Guaranty Municipal Corporation)	5.00	12/1/35	1,000,000	1,107,210
Chicago Board of Education, GO Notes (Insured; Assured Guaranty Municipal Corporation)	5.00	12/1/34	1,000,000	1,110,810
Chicago Park District, Limited Tax GO	5.00	1/1/27	3,000,000	3,306,960
Cook County, Sales Tax Revenue Bonds, Refunding	5.00	11/15/36	7,000,000	7,930,860
Greater Chicago Metropolitan Water Reclamation District, GO Unlimited Tax Capital Improvement Bonds	5.00	12/1/44	5,000,000	5,484,350
Illinois, Sales Tax Revenue Bonds	5.00	6/15/24	5,000,000	5,479,150
Illinois Finance Authority, Revenue Bonds (Advocate Health Care Network)	5.00	6/1/29	9,500,000	10,483,250
Illinois Finance Authority, Revenue Bonds (Advocate Health Care Network)	5.00	6/1/30	10,305,000	11,342,610

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
Illinois - 8.3% (continued)
Illinois Finance Authority, Revenue Bonds (OSF Healthcare System)	5.00	11/15/45	2,500,000	2,703,500
Illinois Finance Authority, Revenue Bonds (Rehabilitation Institute of Chicago)	6.00	7/1/43	3,250,000	3,590,762
Illinois Municipal Electric Agency, Power Supply System Revenue Bonds	5.00	2/1/32	5,000,000	5,602,850
Illinois Toll Highway Authority, Toll Highway Senior Revenue Bonds	5.00	1/1/36	1,500,000	1,679,100
Metropolitan Pier and Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/42	13,090,000	13,539,380
Railsplitter Tobacco Settlement Authority, Revenue Bonds	5.00	6/1/26	4,290,000	4,913,509
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue Bonds (University of Illinois)	5.00	4/1/27	5,000,000	5,426,400
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue Bonds (University of Illinois)	5.00	4/1/44	5,000,000	5,408,150
				107,042,540
Indiana - 1.4%
Indiana Finance Authority, Hospital Revenue Bonds (Community Health Network)	5.00	5/1/42	12,460,000	13,394,500
Indiana Municipal Power Agency, Power Supply System Revenue Bonds	5.00	1/1/37	2,500,000	2,833,150
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds (Indianapolis Airport Authority Project)	5.00	1/1/26	2,000,000	2,289,400
				18,517,050
Iowa - .7%
Iowa Finance Authority, Health Facilities Revenue Bonds (UnityPoint Health)	5.00	8/15/32	2,500,000	2,797,700
Iowa Finance Authority, Healthcare Revenue Bonds (Genesis Health System)	5.00	7/1/25	5,910,000	6,568,551
				9,366,251
Kentucky - 1.1%
Kentucky Public Energy Authority, Gas Supply Revenue Bonds	4.00	4/1/24	2,780,000	2,980,633

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
Kentucky - 1.1% (continued)
Kentucky Public Energy Authority, Gas Supply Revenue Bonds	4.00	4/1/24	10,000,000	10,620,300
				13,600,933
Louisiana - 3.7%
East Baton Rouge Sewerage Commission, Revenue Bonds	5.00	2/1/39	8,000,000	8,940,720
Louisiana Public Facilities Authority, Hospital Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)	5.00	7/1/47	4,250,000	4,645,675
Louisiana Public Facilities Authority, Revenue Bonds (CHRISTUS Health Obligated Group)	6.00	7/1/29	5,000,000	5,180,950
New Orleans Aviation Board, General Airport Revenue Bonds (North Terminal Project)	5.00	1/1/45	5,000,000	5,410,050
New Orleans Aviation Board, General Airport Revenue Bonds (North Terminal Project)	5.00	1/1/40	7,825,000	8,489,812
New Orleans Aviation Board, Gulf Opportunity Zone Customer Facility Charge Revenue Bonds (Consolidated Rental Car Project)	6.25	1/1/30	5,000,000	5,066,200
Tobacco Settlement Financing Corporation of Louisiana, Tobacco Settlement Asset-Backed Bonds	5.25	5/15/35	9,140,000	9,839,941
				47,573,348
Maine - .4%
Maine Health and Higher Educational Facilities Authority, Revenue Bonds (Maine General Medical Center Issue)	7.50	7/1/32	5,000,000	5,531,250
Maryland - 1.2%
Baltimore Convention Center Hotel, Revenue Bonds (Convention Center Hotel Project)	5.00	9/1/46	3,500,000	3,834,005
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds (MedStar Health Issue)	5.00	8/15/38	4,000,000	4,391,800
Maryland Stadium Authority, Revenue Bonds (Construction & Revitalization Program)	5.00	5/1/38	5,815,000	6,683,528
				14,909,333

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
Massachusetts - 1.1%
Massachusetts Development Finance Agency, Revenue Bonds (Partners HealthCare System Issue)	5.00	7/1/44	4,000,000	4,345,280
Massachusetts Educational Financing Authority, Education Loan Revenue Bonds (Issue K)	5.25	7/1/29	3,725,000	3,968,503
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue Bonds	5.00	10/15/35	5,000,000	5,393,600
				13,707,383
Michigan - 3.8%
Great Lakes Water Authority, Water Supply System Second Lien Revenue Bonds	5.00	7/1/46	10,000,000	10,982,300
Karegnondi Water Authority, Revenue Bonds	5.00	11/1/45	4,690,000	5,155,811
Kent Hospital Finance Authority, Revenue Bonds (Spectrum Health System)	5.50	11/15/25	7,710,000	8,467,893
Michigan Finance Authority, Hospital Revenue Bonds, Refunding (Trinity Health Credit Group)	5.00	12/1/42	1,000,000	1,130,980
Michigan Finance Authority, HR (Sparrow Obligated Group)	5.00	11/15/34	2,965,000	3,282,285
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Bonds Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	6,000,000	6,697,560
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Bonds Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/32	5,000,000	5,555,750
Michigan Strategic Fund, SWDR (Genesee Power Station Project)	7.50	1/1/21	1,250,000	1,234,713
Wayne County Airport Authority, Airport Revenue Bonds (Detroit Metropolitan Wayne County Airport)	5.00	12/1/45	5,000,000	5,560,150
				48,067,442

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
Minnesota - .3%
Minneapolis-Saint Paul Metropolitan Airports Commission, Senior Airport Revenue Bonds	5.00	1/1/36	1,650,000	1,891,379
Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds	5.00	1/1/30	1,565,000	1,757,135
				3,648,514
Missouri - 1.7%
Kansas City, General Improvement Airport Revenue Bonds	5.00	9/1/22	8,380,000	9,075,372
Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds (CoxHealth)	5.00	11/15/30	3,725,000	4,185,782
Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds (CoxHealth)	5.00	11/15/29	3,770,000	4,254,483
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds (Iatan 2 Project)	5.00	1/1/33	2,200,000	2,435,400
Saint Louis County Industrial Development Authority, Senior Living Facilities Revenue Bonds, Refunding (Friendship Village St. Louis)	5.00	9/1/48	2,250,000	2,429,055
				22,380,092
Nebraska - .5%
Nebraska Public Power District, General Revenue Bonds	5.00	1/1/34	2,975,000	3,362,762
Public Power Generation Agency of Nebraska, Revenue Bonds (Whelan Energy Center Unit 2)	5.00	1/1/41	3,050,000	3,378,149
				6,740,911
Nevada - 2.9%
Clark County, Airport System Revenue Bonds	5.00	7/1/40	19,000,000	21,278,100
Clark County, GO	5.00	11/1/38	10,945,000	12,187,586
Reno, Sales Tax Revenue Bonds First Lien (Reno Transportation Rail Access Project)	0.00	7/1/58	25,000,000	[c,d] 2,797,500

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
Nevada - 2.9% (continued)
Reno, Sales Tax Revenue Bonds First Lien (Reno Transportation Rail Access Project)	5.00	6/1/48	1,000,000	1,132,700
				37,395,886
New Jersey - 4.5%
Essex County Improvement Authority, SWDR (Covanta Project)	5.25	7/1/45	5,000,000	[c] 5,049,750
New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds	5.00	6/15/28	2,250,000	2,390,468
New Jersey Economic Development Authority, Revenue Bonds	5.25	6/15/27	5,000,000	5,577,900
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds	5.00	3/1/28	3,250,000	3,481,562
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds	5.25	6/15/31	7,550,000	8,326,291
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds	5.25	6/15/29	3,130,000	3,475,740
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Virtua Health Issue)	5.00	7/1/28	3,000,000	3,357,180
New Jersey Tobacco Settlement Financing Corpporation, Revenue Bonds, Refunding, Ser. A	5.00	6/1/46	6,000,000	6,555,600
New Jersey Tobacco Settlement Financing Corpporation, Revenue Bonds, Refunding, Ser. A	5.00	6/1/37	5,000,000	5,574,850
New Jersey Tobacco Settlement Financing Corpporation, Revenue Bonds, Refunding, Ser. A	5.25	6/1/46	7,350,000	8,223,033
New Jersey Turnpike Authority, Turnpike Revenue Bonds	5.00	1/1/24	5,000,000	5,580,650
				57,593,024
New York - 10.5%
Long Island Power Authority, Electric System Revenue Bonds	5.00	9/1/34	1,000,000	1,149,750
Metropolitan Transportation Authority, Transportation Revenue Bonds	5.00	11/15/30	6,170,000	7,084,517
New York City, GO	5.00	8/1/25	5,380,000	6,076,764

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.5% (continued)
New York - 10.5% (continued)
New York City, GO	5.00	10/1/36	11,505,000		12,435,409
New York City Industrial Development Agency, Senior Airport Facilities Revenue Bonds (Transportation Infrastructure Properties, LLC Obligated Group)	5.00	7/1/21	6,150,000		6,615,001
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds	5.00	2/1/35	10,055,000		10,725,568
New York Counties Tobacco Trust, Revenue Bonds	0.00	6/1/50	36,610,000	[d]	5,112,220
New York Liberty Development Corporation, Liberty Revenue Bonds (4 World Trade Center Project)	5.00	11/15/31	5,000,000		5,426,200
New York Liberty Development Corporation, Revenue Bonds (3 World Trade Center Project)	5.00	11/15/44	7,500,000	[c]	7,894,875
New York Liberty Development Corporation, Revenue Bonds (Goldman Sachs Headquarters Issue)	5.25	10/1/35	1,000,000		1,238,090
New York State Dormitory Authority, Revenue Bonds (New York University) (Insured; National Public Finance Guarantee Corp.)	5.75	7/1/27	9,500,000		11,263,675
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds (General Purpose)	5.00	3/15/32	7,100,000		8,003,262
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds (General Purpose)	5.00	2/15/31	7,500,000		8,532,975
New York State Dormitory Authority,, State Personal Income Tax Revenue Bonds (General Purpose)	5.00	2/15/43	11,500,000		12,615,730
New York State Thruway Authority, General Revenue Bonds	5.00	1/1/27	5,000,000		5,659,100
New York Transportation Development Corporation, Special Facility Revenue Bonds (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/26	1,500,000		1,577,280

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.5% (continued)
New York - 10.5% (continued)
New York Transportation Development Corporation, Special Facility Revenue Bonds (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/21	1,100,000		1,175,306
New York Transportation Development Corporation, Special Facility Revenue Bonds (Delta Air Lines-Laguardia Airport Terminals)	5.00	1/1/24	6,000,000		6,667,080
New York Transportation Development Corporation, Special Facility Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/46	6,500,000		6,938,620
Port Authority of New York and New Jersey, (Consolidated Bonds, 183rd Series)	5.00	12/15/26	4,125,000		4,717,020
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/31	3,000,000		3,343,290
				134,251,732
North Carolina - .2%
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/39	2,000,000		2,250,220
Ohio - 1.7%
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds	0.00	6/1/47	38,000,000	[d]	3,252,420
County of Allen OH Hospital Facilities Revenue, Hospital Facilities Revenue Bonds (Catholic Health Partners)	5.00	5/1/42	4,465,000		4,787,819
Cuyahoga County Hospital, Revenue Bonds (The Metrohealth System)	5.25	2/15/47	2,500,000		2,703,400
Hamilton County, Sewer System Revenue Bonds (The Metropolitan Sewer District of the Greater Cincinnati)	5.00	12/1/29	2,250,000		2,575,778
Ohio Higher Educational Facility Commission, HR (Cleveland Clinic Health System Obligated Group)	5.00	1/1/38	5,000,000		5,399,250

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.5% (continued)
Ohio - 1.7% (continued)
Ohio Turnpike and Infrastructure Commission, Junior Lien Turnpike Revenue Bonds (Infrastructure Projects)	5.25	2/15/39	3,000,000		3,315,660
				22,034,327
Pennsylvania - 6.5%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding, Series 2018 A	4.00	4/1/44	5,000,000		4,944,550
Berks County Industrial Development Authority, Health Systems Revenue Bonds, Refunding (Tower Health Project)	5.00	11/1/47	4,950,000		5,421,487
Berks County Industrial Development Authority, Healthcare Facilities Revenue Bonds, Refunding (The Highlands at Wyomissing)	5.00	5/15/48	1,000,000		1,081,500
Commonwealth Financing Authority of Pennsylvania, Revenue Bonds	5.00	6/1/35	3,500,000		3,932,985
Commonwealth Financing Authority of Pennsylvania, Revenue Bonds	5.00	6/1/31	1,250,000		1,423,463
Delaware Valley Regional Finance Authority, Revenue Bonds (Insured; CNTY Gtd.) Series 2018 C, MUNIPSA + .53%	2.09	9/1/23	11,000,000	[a]	11,004,180
Lancaster County Hospital Authority, Health System Revenue Bonds (University of Pennsylvania Health System)	5.00	8/15/42	5,240,000		5,928,326
Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Series 2018 B	5.25	12/1/48	16,855,000		19,311,448
Pennsylvania Turnpike Commission, Turnpike Revenue Bonds	5.00	12/1/34	2,160,000		2,428,661
Pennsylvania Turnpike Commission, Turnpike Revenue Bonds	5.00	12/1/42	5,000,000		5,407,450
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds	5.00	6/1/28	4,500,000		5,087,385
Philadelphia School District, GO	5.00	9/1/43	5,280,000		5,844,168
Philadelphia School District, GO	5.00	9/1/27	5,000,000		5,694,250

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
Pennsylvania - 6.5% (continued)
Philadelphia School District, GO	5.25	9/1/23	5,000,000	5,278,150
				82,788,003
South Carolina - 2.5%
South Carolina Ports Authority, Ports Revenue Bonds	5.00	7/1/38	1,600,000	1,800,784
South Carolina Ports Authority, Ports Revenue Bonds	5.00	7/1/37	2,965,000	3,350,272
South Carolina Public Service Authority, Revenue Bonds Obligations (Santee Cooper)	5.00	12/1/36	10,000,000	10,408,300
South Carolina Public Service Authority, Revenue Bonds Obligations (Santee Cooper)	5.13	12/1/43	16,000,000	16,981,920
				32,541,276
South Dakota - .7%
South Dakota Health and Educational Facilities Authority, Revenue Bonds (Avera Health Issue)	5.00	7/1/44	5,000,000	5,421,850
South Dakota Health and Educational Facilities Authority, Revenue Bonds (Sanford)	5.00	11/1/35	3,000,000	3,336,720
				8,758,570
Tennessee - 1.0%
Chattanooga Health Educational and Housing Board, Revenue Bonds (Catholic Health Initiatives)	5.25	1/1/40	1,500,000	1,605,000
Johnson City Health and Educational Facilities Board, HR (Mountain States Health Alliance)	6.00	7/1/20	5,000,000	[e] 5,374,650
Tennessee Energy Acquisition, Gas Revenue Bonds	4.00	11/1/25	5,000,000	5,303,150
				12,282,800
Texas - 9.8%
Austin Convention Enterprises, Convention Center Revenue Bonds (1st Tier-Convention Center Hotel)	5.00	1/1/29	1,880,000	2,132,390
City of Austin TX Water & Wastewater System Revenue, Water & Waste Water Systems Revenue Bonds	5.00	11/15/43	10,500,000	11,552,835
Corpus Christi, Utility System Junior Lien Improvement Revenue Bonds	5.00	7/15/40	5,000,000	5,537,300

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
Texas - 9.8% (continued)
Dallas and Fort Worth, Joint Revenue Bonds (Dallas-Fort Worth International Airport)	5.00	11/1/22	3,000,000	3,317,910
Fort Worth, Water and Sewer System Revenue Bonds	5.00	2/15/27	5,320,000	6,127,523
Houston, Combined Utility System First Lien Revenue Bonds	5.00	11/15/28	4,000,000	4,580,320
Houston Community College System, Limited Tax GO	5.00	2/15/29	4,000,000	4,435,880
Love Field Airport Modernization Corporation, Special Facilities Revenue Bonds (Southwest Airlines Company - Love Field Modernization Program Project)	5.00	11/1/28	4,450,000	4,802,351
Lower Colorado River Authority, Revenue Bonds	5.00	5/15/39	6,750,000	7,364,587
Lower Colorado River Authority, Transmission Contract Revenue Bonds (Lower Colorado River Authority Transmission Services Corporation Project)	5.00	5/15/31	7,895,000	8,734,317
Lubbock Electric Light & Power System, Revenue Bonds	5.00	4/15/48	5,000,000	5,695,050
North Texas Tollway Authority, First Tier System Revenue Bonds	5.00	1/1/39	14,250,000	15,892,170
Northside Independent School District, GO (Insured; Texas Permanent School Fund Guarantee Program)	5.00	8/15/43	8,000,000	8,846,240
San Antonio, Electric and Gas Systems Junior Lien Revenue Bonds	5.00	2/1/43	9,275,000	10,123,013
Socorro Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/29	4,080,000	4,683,840
Tarrant County Cultural Education Facilities Finance Corporation, HR (Baylor Scott and White Health Project)	5.00	11/15/45	2,500,000	2,770,475
Texas A&M University, Financing Systems Revenue Bonds, Refunding	5.00	5/15/47	2,485,000	2,830,142
Texas Municipal Power Agency, Revenue Bonds, Refunding	5.00	9/1/42	1,750,000	1,842,033
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue Bonds	5.00	8/15/41	3,530,000	3,793,444

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
Texas - 9.8% (continued)
Texas Transportation Commission, Central Texas Turnpike System Second Tier Revenue Bonds	5.00	8/15/31	5,000,000	5,475,100
Wichita Falls, Water and Sewer System Revenue Bonds	5.00	8/1/24	4,195,000	4,769,841
				125,306,761
U.S. Related - .5%
Puerto Rico Highway & Transportation Authority, Transportation Revenue Bonds (Insured; AMBAC Indemnity Corp.)	5.25	7/1/41	4,900,000	5,898,326
Utah - 1.2%
Metropolitan Water District of Salt Lake and Sandy, Water Revenue Bonds Project Bonds	5.00	7/1/37	3,000,000	3,276,270
Salt Lake City, Airport Revenue Bonds (Salt Lake International Airport)	5.00	7/1/37	4,500,000	5,066,550
Utah Charter School Finance Authority, Charter School Revenue Bonds	5.00	10/15/48	1,200,000	1,329,468
Utah County, HR (Intermountain Health Care Health Services, Inc.)	4.00	5/15/47	3,250,000	3,326,343
Utah Transit Authority, Subordinated Sales Tax Revenue Bonds	5.00	6/15/35	2,645,000	2,972,319
				15,970,950
Virginia - .4%
Danville Industrial Development Authority, HR (Danville Regional Medical Center) (Insured; AMBAC) (Escrowed to Maturity)	5.25	10/1/28	1,500,000	1,679,820
Virginia Small Business Financing Authority, Revenue Bonds	5.00	7/1/34	3,400,000	3,605,598
				5,285,418
Washington - 3.7%
Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax Revenue Bonds (Green Bonds)	5.00	11/1/35	2,795,000	3,209,722
Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax Revenue Bonds (Green Bonds)	5.00	11/1/34	2,000,000	2,303,020

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.5% (continued)
Washington - 3.7% (continued)
Grant County Public Utility District, Electric Systems Revenue Bonds, Refunding	5.00	1/1/47	3,400,000		3,863,352
Washington, GO (Various Purpose)	5.00	8/1/35	10,000,000		11,332,100
Washington Convention Center Public Facilities District, Revenue Bonds	5.00	7/1/43	12,000,000		13,474,080
Washington Health Care Facilities Authority, Revenue Bonds (Providence Health and Services)	5.00	10/1/42	12,375,000		13,495,309
				47,677,583
Wisconsin - 3.4%
Public Finance Authority of Wisconsin, HR (Renown Regional Medical Center Project)	5.00	6/1/40	6,000,000		6,588,180
Public Finance Authority of Wisconsin, Lease Development Revenue Bonds (KU Campus Development Corporation - Central District Development Project)	5.00	3/1/46	5,000,000		5,504,150
Tender Option Bond Trust Receipts (Series 2017-XF2418), 11/15/43, Revenue Bonds (Ascension Health Alliance Senior Credit Group) (Series 2017 XF2418) Recourse	5.00	5/15/21	10,000,000	[c,g]	10,922,100
Wisconsin Environmental Improvement Fund, Revenue Bonds	5.00	6/1/32	3,205,000		3,690,397
Wisconsin Health and Educational Facilities Authority, Revenue Bonds (Aurora Health Care, Inc.)	5.25	4/15/35	3,000,000	[e]	3,420,270
Wisconsin Health and Educational Facilities Authority, Revenue Bonds (Aurora Health Care, Inc.)	5.50	4/15/29	5,000,000	[e]	5,299,750
Wisconsin Health and Educational Facilities Authority, Revenue Bonds (ProHealth Care, Inc. Obligated Group)	5.00	8/15/39	6,100,000		6,614,352

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.5% (continued)
Wisconsin - 3.4% (continued)
Wisconsin Transportation, Revenue Bonds	5.00	7/1/33	1,550,000	1,752,415
				43,791,614
Total Investments (cost $1,242,412,655)			99.5%	1,277,198,359
Cash and Receivables (Net)			0.5%	6,088,968
Net Assets			100.0%	1,283,287,327

LIBOR—London Interbank Offered Rate

MUNIPSA—Securities Industry and Financial Markets Association Municipal Swap Index Yield

a Variable rate security—rate shown is the interest rate in effect at period end.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, these securities were valued at $30,231,147 or 2.36% of net assets.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

f Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

g Collateral for floating rate borrowings.

Portfolio Summary (Unaudited) †	Value (%)
Transportation	22.9
Medical	16.3
Utilities	11.6
Special Tax	8.8
General	7.4
Water	6.8
Education	5.8
Tobacco Settlement	4.9
General Obligation	3.3
Development	2.7
School District	2.5
Nursing Homes	1.8
Facilities	1.7
Airport	.9
Power	.8
Prerefunded	.6
Pollution	.5
Bond Bank	.2
99.5

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	1,242,412,655	1,277,198,359
Interest receivable		13,435,892
Receivable for shares of Common Stock subscribed		637,677
Prepaid expenses		21,657
		1,291,293,585
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		762,437
Cash overdraft due to Custodian		791,303
Payable for floating rate notes issued—Note 4		5,000,000
Payable for shares of Common Stock redeemed		1,278,267
Interest and expense payable related to floating rate notes issued—Note 4		35,622
Directors fees and expenses payable		19,666
Accrued expenses		118,963
		8,006,258
Net Assets ($)		1,283,287,327
Composition of Net Assets ($):
Paid-in capital		1,248,041,990
Accumulated net realized gain (loss) on investments		459,633
Accumulated net unrealized appreciation (depreciation) on investments		34,785,704
Net Assets ($)		1,283,287,327
Shares Outstanding
(600 million shares of $.001 par value Common Stock authorized)		110,983,757
Net Asset Value Per Share ($)		11.56

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2018

Investment Income ($):
Interest Income	47,511,010
Expenses:
Management fee—Note 3(a)	7,871,900
Shareholder servicing costs—Note 3(b)	1,128,351
Directors’ fees and expenses—Note 3(c)	125,867
Interest and expense related to floating rate notes issued—Note 4	89,456
Professional fees	82,270
Registration fees	33,717
Loan commitment fees—Note 2	31,724
Custodian fees—Note 3(b)	30,071
Prospectus and shareholders’ reports	11,743
Miscellaneous	78,232
Total Expenses	9,483,331
Less—reduction in fees due to earnings credits—Note 3(b)	(24,224)
Net Expenses	9,459,107
Investment Income—Net	38,051,903
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	17,195,496
Net unrealized appreciation (depreciation) on investments	(48,237,332)
Net Realized and Unrealized Gain (Loss) on Investments	(31,041,836)
Net Increase in Net Assets Resulting from Operations	7,010,067

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2018	2017
Operations ($):
Investment income—net	38,051,903	42,319,428
Net realized gain (loss) on investments	17,195,496	11,862,163
Net unrealized appreciation (depreciation) on investments	(48,237,332)	(53,571,280)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,010,067	610,311
Distributions to Shareholders from ($):
Investment income—net	(38,823,754)	(41,914,845)
Net realized gain on investments	(475,227)	-
Total Distributions	(39,298,981)	(41,914,845)
Capital Stock Transactions ($):
Net proceeds from shares sold	51,888,409	56,303,338
Distributions reinvested	29,808,841	31,458,710
Cost of shares redeemed	(131,060,003)	(154,913,420)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(49,362,753)	(67,151,372)
Total Increase (Decrease) in Net Assets	(81,651,667)	(108,455,906)
Net Assets ($):
Beginning of Period	1,364,938,994	1,473,394,900
End of Period	1,283,287,327	1,364,938,994
Capital Share Transactions (Shares):
Shares sold	4,465,599	4,813,659
Shares issued for distributions reinvested	2,563,045	2,689,809
Shares redeemed	(11,251,516)	(13,276,611)
Net Increase (Decrease) in Shares Outstanding	(4,222,872)	(5,773,143)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	11.85	12.18	11.71	11.79	11.02
Investment Operations:
Investment income—net[a]	.34	.36	.38	.39	.42
Net realized and unrealized gain (loss) on investments	(.29)	(.33)	.47	(.08)	.77
Total from Investment Operations	.05	.03	.85	.31	1.19
Distributions:
Dividends from investment income—net	(.34)	(.36)	(.38)	(.39)	(.42)
Dividends from net realized gain on investments	(.00)[b]	-	-	-	(.00)[b]
Total Distributions	(.34)	(.36)	(.38)	(.39)	(.42)
Net asset value, end of period	11.56	11.85	12.18	11.71	11.79
Total Return (%)	.52	.29	7.32	2.67	11.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.73	.73	.72	.74
Ratio of net expenses to average net assets	.72	.73	.73	.72	.74
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.00[c]	.00[c]	.01	.01
Ratio of net investment income to average net assets	2.90	3.07	3.16	3.32	3.71
Portfolio Turnover Rate	31.21	13.89	16.38	14.65	19.04
Net Assets, end of period ($ x 1,000)	1,283,287	1,364,939	1,473,395	1,429,159	1,490,774

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Fund (the “fund”) is the sole series of Dreyfus Bond Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	1,277,198,359	-	1,277,198,359
Liabilities ($)
Floating Rate Notes††	-	(5,000,000)	-	(5,000,000)

† See Statement of Investments for additional detailed categorizations.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At August 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $1,891,478 and unrealized appreciation $35,245,337.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2018 and August 31, 2017 were as follows: tax-exempt income $38,563,216 and $41,914,845, and ordinary income $735,765 and $0, respectively.

During the period ended August 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and capital loss carryover expiration, the fund increased accumulated undistributed investment income-net by $771,851, increased accumulated net realized gain (loss) on investments by $10,683,208 and decreased paid-in capital by $11,455,059. Net assets and net asset value per share were not affected by this reclassification.

(e) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU

2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2018, the fund was charged $640,223 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis,

NOTES TO FINANCIAL STATEMENTS (continued)

while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2018, the fund was charged $341,118 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2018, the fund was charged $30,071 pursuant to the custody agreement. These fees were partially offset by earnings credits of $24,218.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended August 31, 2018, the fund was charged $14,648 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $6.

During the period ended August 31, 2018, the fund was charged $13,269 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $655,670, Shareholder Services Plan fees $52,000, custodian fees $8,072, Chief Compliance Officer fees $5,693 and transfer agency fees $41,002.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2018, amounted to $405,453,268 and $438,062,444, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater

Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2018, was approximately $5,000,000, with a related weighted average annualized interest rate of 1.79%.

At August 31, 2018, the cost of investments for federal income tax purposes was $1,236,953,022; accordingly, accumulated net unrealized appreciation on investments was $35,245,337, consisting of $40,662,703 gross unrealized appreciation and $5,417,366 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Bond Fund (the “Fund”) (the sole fund constituting Dreyfus Bond Funds, Inc.), including the statement of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting Dreyfus Bond Funds, Inc.) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
October 26, 2018

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2018 as “exempt-interest dividends” (not generally subject to regular federal income tax) except $260,538 that is being reported as an ordinary income distribution for reporting purposes. The fund also hereby reports $.0042 per share as a short-term capital gain distribution paid on December 28, 2017. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2018 calendar year on Form 1099-DIV, which will be mailed in early 2019.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 125

———————

Joni Evans (76)

Board Member (1985)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 21

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

Ehud Houminer (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Alan H. Howard (58)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – present)

• President of Dynatech/MPX Holdings LLC (2012 – present), a global supplier and service provider of military aircraft parts, including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – present)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2014 – present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, a designer and manufacturer of watches, Director (1997-present)

No. of Portfolios for which Board Member Serves: 21

———————

Robin A. Melvin (54)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 100

———————

Burton N. Wallack (67)

Board Member (1991)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 21

———————

Benaree Pratt Wiley (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 80

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (77)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 125 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 150 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 144 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

Dreyfus Municipal Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DRTAX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0054AR0818

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,313 in 2017 and $35,843 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,761 in 2017 and $10,419 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,835 in 2017 and $4,517 in 2018.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,683 in 2017 and $3,709 in 2018. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $29,586,733 in 2017and $19,579,325 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Bond Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    October 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    October 29, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    October 29, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)